EXHIBIT 10.1

TWENTY-THIRD AMENDMENT TO
LEASE

Lessor:        UNION SQUARE LIMITED LIABILITY COMPANY

Lessee:        HOMESTREET BANK

Leased Premises:    Commonly referred to as Suite 2000 consisting of an agreed 141,784 rentable square feet (“RSF”) of space in the Two Union Square Building (the “Building”), as more particularly described in the Lease.

Effective Date of this Amendment:     ________, 2016

Lessor and Lessee are parties to that certain Office Lease dated March 5, 1992, as amended by a First Amendment thereto dated August 25, 1992; Second Amendment thereto dated May 6, 1998; Third Amendment thereto dated June 17, 1998; Fourth Amendment thereto dated February 15, 2000; Fifth Amendment thereto dated July 30, 2001; Sixth Amendment thereto dated March 5, 2002; Seventh Amendment thereto dated May 19, 2004; Eighth Amendment thereto dated August 31, 2004; Ninth Amendment thereto dated April 19, 2006; Tenth Amendment thereto dated July 20, 2006; Eleventh Amendment thereto dated December 27, 2006; Twelfth Amendment thereto dated October 1, 2007; Thirteenth Amendment thereto dated January 26, 2010; Fourteenth Amendment thereto dated January 19, 2012; Fifteenth Amendment thereto dated May 24, 2012; Sixteenth Amendment thereto dated September 12, 2012; Seventeenth Amendment thereto dated November 8, 2012; Eighteenth Amendment thereto dated May 3, 2013; Nineteenth Amendment thereto dated May 28, 2013; Twentieth Amendment thereto dated June 19, 2013; Twenty-First Amendment thereto dated December 24, 2014; and Twenty-Second Amendment dated August 24, 2015 (collectively, the “Lease”), and desire to further amend the Lease to document the expansion of the Leased Premises and certain other amendments more specifically set forth below. Capitalized terms used in this Twenty-Third Amendment (this “Amendment”) shall have their meanings set forth in the Lease, unless otherwise set forth herein.

The parties hereby agree as follows:

1.    Confirmation of Current Leased Premises Area and Lessee’s Proportionate Share of the Building. As of the Effective Date of this Amendment, the Leased Premises constitutes the following areas:

Floor	RSF	USF
Retail Level (1314 Sixth Ave., Room 219 Seattle WA 98101)	2,766	2,687
11	9,550	8,178
14	20,553	18,272
17	20,553	18,272
18	20,553	18,272
19	20,553	18,272
20	20,553	18,272
21	20,553	18,272
22	6,150	5,314
Total RSF	141,784	125,881
Lessee’s Proportionate Share of the Building	12.5870%

2.    Additions of Space to the Leased Premises. The Leased Premises is hereby further expanded as follows:

(a)    11th Floor Expansion Space. Effective as of the 11th Floor Expansion Space Delivery Date defined below, by the addition of approximately 10,820 RSF (9,871 USF) of space on the 11th Floor of the Building comprising

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Twenty-Third Amendment to Lease

EXHIBIT 10.1

Rooms 1101 through 1114, Rooms 1132 through 1137, and a portion of Room 1115, as such areas are labeled “Option Space” and depicted in blue on the diagram attached hereto as a part of Exhibit “A” (the “11th Floor Expansion Space”). The date on which the 11th Floor Expansion Space is delivered to Lessee and added to the Leased Premises hereunder is referred to hereinafter as the “11th Floor Expansion Space Delivery Date”, and is expected to occur on November 1, 2016 (the “Projected 11th Floor Expansion Space Delivery Date”).

(b)     13th Floor Expansion Space. Effective as of the 13th Floor Expansion Space Delivery Date defined below, by the addition of approximately 20,850 RSF (18,395 USF) of space on the 13th Floor of the Building, as depicted in blue on the diagram attached hereto as a part of Exhibit “A” (the “13th Floor Expansion Space”). The date on which the 13th Floor Expansion Space is delivered to the Lessee and added to the Leased Premises hereunder is referred to hereinafter as the “13th Floor Expansion Space Delivery Date”, and is expected to occur promptly after the Effective Date of this Amendment (the “Projected 13th Floor Expansion Space Delivery Date”).

(c)     Total Leased Premises Area. The 11th Floor Expansion Space and the 13th Floor Expansion Space are sometimes individually and collectively referred to herein as “Expansion Spaces.” On and after the occurrence of the 11th Floor Expansion Space Delivery Date and the 13th Floor Expansion Space Delivery Date, the Leased Premises shall constitute the following areas:

Floor	RSF	USF
Retail Level (1314 Sixth Ave., Room 219 Seattle WA 98101)	2,766	2,687
11	20,370	18,049
13	20,850	18,395
14	20,553	18,272
17	20,553	18,272
18	20,553	18,272
19	20,553	18,272
20	20,553	18,272
21	20,553	18,272
22	6,150	5,314
Total RSF	173,454	154,077
Lessee’s Proportionate Share of the Building	15.3986%

Diagrams showing each floor of the Building on which portions of the Leased Premises are located (including the Expansion Spaces) are attached hereto as Exhibit “A”. Any further re-measurement of the Building’s rentable and usable square footages shall not result in a change to Lessee’s rent or other economic terms during the remainder of the current Term or the “Extended Term” as defined in the Twenty-First Amendment.

3.    Rent for 11th and 13th Floor Expansion Spaces.

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Twenty-Third Amendment to Lease

EXHIBIT 10.1

a.    Rent for the 11th Floor Expansion Space. Lessee shall commence paying Base Monthly Rent as to the 11th Floor Expansion Space on the date (the “11th Floor Expansion Space Commencement Date”) that is the earlier to occur of (i) the date that is one hundred twenty (120) days after the 11th Floor Expansion Space Delivery Date, and (ii) the date on which Lessee occupies any portion of the 11th Floor Expansion Space for beneficial business purposes. On and after the 11th Floor Expansion Space Commencement Date, Lessee shall pay as Base Monthly Rent as to the 11th Floor Expansion Space only the following amounts:

Period	RSF of 11th Floor Expansion Space	Annual Base Rent Rate per RSF	Base Monthly Rent (11th Floor Expansion Space Only)
11th Floor Expansion Space Commencement Date – December 31, 2017	10,820	$29.00	$26,148.33
January 1, 2018 – December 31, 2018	10,820	$32.50	$29,304.17
January 1, 2019 – December 31, 2019	10,820	$33.50	$30,205.83
January 1, 2020 – December 31, 2020	10,820	$34.50	$31,107.50
January 1, 2021 – December 31, 2021	10,820	$35.50	$32,009.17
January 1, 2022 – December 31, 2022	10,820	$36.50	$32,910.83
January 1, 2023 – December 31, 2023	10,820	$37.50	$33,812.50
January 1, 2024 – December 31, 2024	10,820	$38.50	$34,714.17
January 1, 2025 – December 31, 2025	10,820	$39.50	$35,615.83
January 1, 2026 – December 31, 2026	10,820	$40.50	$36,517.50
January 1, 2027 – December 31, 2027	10,820	$41.50	$37,419.17

b.    Rent for the 13th Floor Expansion Space. The “13th Floor Expansion Space Commencement Date” shall be deemed to be the 13th Floor Expansion Space Delivery Date. On and after the 13th Floor Expansion Space Commencement Date, Lessee shall pay as Base Monthly Rent as to the 13th Floor Expansion Space only the following amounts:

Period	RSF of 13th Floor Expansion Space	Annual Base Rent Rate per RSF	Base Monthly Rent (13th Floor Expansion Space Only)
13th Floor Expansion Space Commencement Date – December 31, 2017	20,850	Abated	Abated
January 1, 2018 – December 31, 2018	20,850	$32.50	$56,468.75
January 1, 2019 – December 31, 2019	20,850	$33.50	$58,206.25
January 1, 2020 – December 31, 2020	20,850	$34.50	$59,943.75
January 1, 2021 – December 31, 2021	20,850	$35.50	$61,681.25
January 1, 2022 – December 31, 2022	20,850	$36.50	$63,418.75
January 1, 2023 – December 31, 2023	20,850	$37.50	$65,156.25
January 1, 2024 – December 31, 2024	20,850	$38.50	$66,893.75
January 1, 2025 – December 31, 2025	20,850	$39.50	$68,631.25
January 1, 2026 – December 31, 2026	20,850	$40.50	$70,368.75
January 1, 2027 – December 31, 2027	20,850	$41.50	$72,106.25

c.    Rent for Remainder of Leased Premises. Lessee shall continue to pay all Base Monthly Rent due for the remainder of the Leased Premises (i.e., the entire Leased Premises less the Expansion Spaces) pursuant to Section 4 of the Twenty-First Amendment.

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease

EXHIBIT 10.1

d.    Confirmation of Commencement Dates. Lessor and Lessee shall execute a memorandum confirming the actual 11th Floor Expansion Space Commencement Date and the actual 13th Floor Expansion Space Commencement Date within a reasonable period after Lessor’s request.

4.    Base Indices for the 11th and 13th Floor Expansion Spaces.

a.    For the period from the 11th Floor Expansion Space Commencement Date (as to the 11th Floor Expansion Space) and from the 13th Floor Expansion Space Commencement Date (as to the 13th Floor Expansion Space), through and including December 31, 2018, the Base Indices for the Expansion Spaces shall be as follows:

Consumer Price Index for September 2016.
Cost of electricity per kilowatt‑hour (average) for 12 months ending September 30, 2016.
Janitorial hourly labor rate as of September 30, 2016.
Operating Cost Adjustment Base: $8.11 per sq. ft., per yr.
The Tax base amount shall be in keeping with Section 4 of the Lease, excluding any special assessments that are, or may be, assessed during the term of the Lease.
The first rent adjustment pursuant to Section 3 will be January 1, 2018.

b.    Effective on January 1, 2019, the Base Indices for the Expansion Spaces shall be identical to those applicable to the remainder of the Leased Premises pursuant to Section 5 of the Twenty-First Amendment:

Consumer Price Index for September 2017.
Cost of electricity per kilowatt‑hour (average) for 12 months ending September 30, 2017.
Janitorial hourly labor rate as of September 30, 2017.
Operating Cost Adjustment Base: Estimated 2017 operating expenses per sq. ft., per yr. as reasonably determined by Lessor.
The Tax base amount shall be in keeping with Section 4 excluding any special assessments that are, or may be, assessed during the term of the Lease.
The first rent adjustment pursuant to Section 3 will be January 1, 2019.

5.    Delivery Condition of 11th and 13th Floor Expansion Spaces. Lessee shall accept delivery of each of the Expansion Spaces on their respective Expansion Space Delivery Dates, each in its then as-is condition, and Lessee shall be responsible for any alterations desired by it to each Expansion Space to prepare each such space for occupancy. Lessee agrees to accept delivery and possession of each Expansion Space prior to its respective Expansion Space Delivery Date, however, if duly tendered by Lessor. However, if Lessor is delayed in delivering possession of either Expansion Space due to the holdover or unlawful possession of any portion of such space by any third party, Lessor shall use commercially reasonable, good faith efforts to obtain possession of such space, and the respective Expansion Space Delivery Date and Expansion Space Commencement Date shall be appropriately delayed and Lessee will not lose its rights to either Expansion Space. Lessee will not be charged any rent, utility charges or other operating costs or expenses as to the 11th Floor Expansion Space between the 11th Floor Expansion Space Delivery Date and the 11th Floor Expansion Space Commencement Date.

6.    Additional Improvements to the 11th and 13th Floor Expansion Spaces. Lessee shall have the right to construct additional improvements to each Expansion Space based upon mutually approved plans and specifications (the “Expansion Space Improvements”). Lessee and Lessor shall cooperate in the design, permitting and construction of the Expansion Space Improvements by responding to requests for information and taking such other action as may be required of either of them in connection with approving the plans and specifications and performing the Expansion Space Improvements in a timely fashion. Lessor’s approval shall be required for all Expansion Space Improvements, which approval shall be at Lessor’s sole discretion, except that Lessor’s approval shall not be unreasonably withheld, conditioned, or delayed with respect to proposed Expansion Space Improvements (i) that are non-structural and cosmetic, (ii) for which no building permit is required, (iii) that do not involve other tenant spaces, exterior surfaces of the Building, or Building common areas, and (iv) do not involve any changes to or interface with major Building systems (such as plumbing, electrical, mechanical/HVAC, sanitary sewer, storm sewer, and fire/life safety systems). Lessee may request to perform additional work different from or in addition to the Expansion Space Imrpovements, except Lessee may not

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease

EXHIBIT 10.1

make any modifications to the approved Expansion Space Improvements without Lessor’s prior writen consent. As long as Lessor is then employing an in-house construction manager, Lessee shall use a Lessor-approved general contractor for the Expansion Space Improvements, and shall be allowed to negotiate directly with said contractor so long as subcontract work is competitively bid and contractor does not self perform more than 15% of said Expansion Space Improvements. At the time Lessor reviews and consents to the plans and specifications for the Expansion Space Improvements, Lessor shall notify Lessee as to which portions thereof shall be subject to removal at the end of the Lease Term (and any extension or renewal thereof) pursuant to the Lease. Lessee hereby acknowledges and agrees that (x) Lessee’s general contractor shall be required to hire union subcontractors for mechanical, electrical, plumbing, and carpentry trades, and (y) Lessee shall be required to use Lessor’s pre-approved mechanical, electrical, plumbing, and fire/life safety subcontractors in connection with the Expansion Space Improvements. Lessor shall not charge Lessee any supervisory or management fees for the Expansion Space Improvements.

7.    Allowances for Expansion Space Improvements.

a.    Expansion Space Improvement Allowance. Lessor shall provide to Lessee, to be used for the costs to design and construct the Expansion Space Improvements, an “Expansion Space Improvement Allowance” of $20.00 per RSF of the 11th and 13th Floor Expansion Space (“Expansion Spaces”); provided that, if the actual 11th Floor Expansion Space Commencement Date occurs on or after January 1, 2018, then the Expansion Space Improvement Allowance allocable to the 11th Floor Expansion Space only shall be reduced to be equal to $2.00 per RSF of the 11th Floor Expansion Space for each year of the then-remaining Term of the Lease between such actual 11th Floor Expansion Space Commencement Date and December 31, 2027, prorated for partial years. The aforementioned Expansion Space Improvement Allowance shall be spent only on permanent improvements including architectural and engineering fees related to the Expansion Spaces based upon mutually approved plans and specifications as described in Section 6 above. In the event, the total Expansion Space Improvement Allowance is not spent on the Expansion Spaces, Lessee shall have the option of applying any balance towards improvements desired by it and approved by Lessor as and to the extent required by the Lease on other portions of the Leased Premises in the Building. Payment of the Expansion Space Improvement Allowance shall be requested by Lessee promptly following completion of the Expansion Space Improvements, and payment shall be made within thirty (30) days after the request of Lessee, provided that Lessee is not then in default under the Lease. Lessor shall pay the Expansion Space Improvement Allowance when all of the following additional criteria have been satisfied:

(i)    Lessee has performed all the Expansion Space Improvements in accordance with the approved plans and specifications and in accordance with all other applicable provisions of the Lease and this Amendment, including, but not limited to, the completion of all punchlist items;

(ii)    Lessee has furnished Lessor (A) an affidavit from Lessee listing all contractors and suppliers whom Lessee has contracted with in connection with the Expansion Space Improvements, together with the cost of each contract, and (B) an affidavit from Lessee’s general contractor listing all subcontractors and suppliers whom the general contractor has contracted with in connection with the Expansion Space Improvements, together with the cost of each contract;

(iii)    Lessee has obtained a certificate of occupancy, permit signoff, or other applicable government approval permitting the respective Expansion Space to be legally occupied;

(iv)    Lessee has fully paid for all of the Expansion Space Improvements and has furnished to Lessor a certificate from an officer of Lessee stating that all of the Expansion Space Improvements have been paid for and setting forth the total amount that was spent on the Expansion Space Improvements;

(v)    Lessee has furnished Lessor original, valid, unconditional mechanic’s lien releases from the general and all other contractors and suppliers who performed the Expansion Space Improvements or furnished supplies for or in connection with Expansion Space Improvements (including all parties listed in the affidavits referenced above) covering all of the Expansion Space Improvements and such other evidence as Lessor may reasonably request to evidence that no liens can arise from the Expansion Space Improvements;

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(vi)    Lessee has provided a receipt of an Air Balance Report if reasonably required by Lessor due to the scope of work performed;

(vii)    Lessee has provided to Lessor an updated diskette of Lessee’s as-built drawings for the Expansion Space Improvements;

(viii)    Lessee shall not be in default under the Lease beyond any applicable cure period; and

(ix)    Lessee shall have executed and delivered to Lessor an estoppel certificate stating, in part, that Lessee reserves no rights for claims, offsets, or back-charges.

b.    Expansion Space Supplemental Allowances. In addition to the Expansion Space Improvement Allowance, Lessor shall provide to Lessee, at Lessee’s election in its sole discretion, additional funds to be used for costs to design and construct the Expansion Space Improvements, an “Expansion Space Supplemental Allowance” of up to $30.00 per RSF of each Expansion Space. Any and all costs to design and construct the Expansion Space Improvements in excess of the Expansion Space Improvement Allowance and, if so elected by Lessee, the Expansion Space Supplemental Allowance, shall be Lessee’s responsibility and, if performed or paid for by Lessor, shall be paid upon demand to Lessor. To the extent the Expansion Space Supplemental Allowance is used by Lessee, Base Rent shall be repaid to Lessor as follows:

(i) With respect only to Expansion Space Supplemental Allowance funds applied towards Expansion Space Improvements made to the 11th Floor Expansion Space (the “11th Floor Supplemental Allowance Portion”), beginning on the 11th Floor Expansion Commencement Date, and continuing until the last day of the Extended Term (the “11th Floor Supplemental Allowance Amortization Period”), Base Rent payable as to the 11th Floor Expansion Space only shall be increased by an amount necessary to repay the 11th Floor Supplemental Allowance Portion, amortized over the 11th Floor Supplemental Allowance Amortization Period with interest at eight percent (8%) per annum. Lessee shall notify Lessor on or before December 31, 2017 how much of the 11th Floor Supplemental Allowance Lessee has elected to receive from Lessor. Such election shall be final and binding on Lessee and may not thereafter be modified without Lessor’s consent. Within a reasonable period after final completion of the Expansion Space Improvements to the 11th Floor Expansion Space, Lessor shall determine the total 11th Floor Supplemental Allowance Portion received by Lessee, shall calculate the increased Base Rent payable by Lessee pursuant to this paragraph, and shall provide written notice thereof to Lessee.

(ii) With respect only to Expansion Space Supplemental Allowance funds applied towards Expansion Space Improvements made to the 13th Floor Expansion Space (the “13th Floor Supplemental Allowance Portion”), beginning on January 1, 2018, and continuing until the last day of the Extended Term (the “13th Floor Supplemental Allowance Amortization Period”), Base Rent payable as to the 13th Floor Expansion Space only shall be increased by an amount necessary to repay the 13th Floor Supplemental Allowance Portion, amortized over the 13th Floor Supplemental Allowance Amortization Period with interest at eight percent (8%) per annum. Lessee shall notify Lessor on or before December 31, 2017 how much of the 13th Floor Supplemental Allowance Lessee has elected to receive from Lessor. Such election shall be final and binding on Lessee and may not thereafter be modified without Lessor’s consent. Within a reasonable period after final completion of the Expansion Space Improvements to the 13th Floor Expansion Space, Lessor shall determine the total 13th Floor Supplemental Allowance Portion received by Lessee, shall calculate the increased Base Rent payable by Lessee pursuant to this paragraph, and shall provide written notice thereof to Lessee.

(iii)    Notwithstanding anything to the contrary elsewhere in the Lease, except as set forth in Section 9 of the Twenty-First Amendment, the additional Base Rent reflecting repayment to Lessor of the Expansion Space Supplemental Allowance described herein shall not abate in the event of any event or occurrence permitting Lessee to otherwise abate any Rent payable under the Lease. Furthermore, in the event the Lease terminates for any reason prior to the scheduled expiration date of the Extended Term, Lessee shall be required to pay to Lessor at the time of early termination the unrepaid portion of the Expansion Space Supplemental Allowance.

8.    Amendments to Swing Space Terms and Conditions.

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease

EXHIBIT 10.1

a.    Extension of Swing Space Term as to the 8th Floor Swing Space. Pursuant to Section 2 of the Twenty-First Amendment, Lessee has the right to use certain spaces in the Building as “Swing Space,” including without limitation the 8th Floor Swing Space containing approximately 14,464 RSF of space, at no additional Rent, through the Swing Space Term, which was originally scheduled to expire on the earlier of (i) Substantial Completion of certain Tenant Improvements described in the Twenty-First Amendment, or (ii) December 31, 2016. Effective on the Effective Date hereof, the parties now wish to extend the Swing Space Term, as to the 8th Floor Swing Space only, through and including December 31, 2017, subject to Lessee’s 8th Floor Swing Space Early Surrender Option and Lessor’s 8th Floor Swing Space Reduction Option described below. From January 1 through and including December 31, 2017, Lessee shall pay Base Monthly Rent as to the 8th Floor Swing Space as follows:

Period	RSF of 8th Floor Swing Space	Annual Base Rent Rate per RSF	Base Monthly Rent (8th Floor Swing Space Only)
January 1, 2017 – December 31, 2017	14,464	$30.00	$36,160.00

b.    Lessee’s 8th Floor Swing Space Early Surrender Option. Notwithstanding anything to the contrary elsewhere herein, Lessee shall have the right and option (“Lessee’s 8th Floor Swing Space Early Surrender Option”) to terminate the Lease and Lessee’s obligation to pay Base Monthly Rent only as to the entire 8th Floor Swing Space early, effective on a date selected by Lessee (the “8th Floor Swing Space Early Surrender Date”). To exercise such right, Lessee must provide written notice to Lessor at least six (6) months prior to Lessee’s desired 8th Floor Swing Space Early Surrender Date. If Lessee duly exercises such option, Lessee shall vacate and surrender the entire 8th Floor Swing Space on or before the 8th Floor Swing Space Early Surrender Date in a similar condition to that upon delivery, broom clean, normal wear and tear and condemnation and casualty damage not caused by Lessee excepted, and free of Lessee’s personal property, furniture, cables, fixtures, and equipment. If Lessee exercises its 8th Floor Swing Space Early Surrender Option, Lessee shall remain liable for all Base Monthly Rent and other sums due under the Lease with respect to the 8th Floor Swing Space up to and including the 8th Floor Swing Space Early Surrender Date even though billings for such may occur subsequent to the 8th Floor Swing Space Early Surrender Date.

c.    Lessor’s 8th Floor Swing Space Reduction Option. Lessor shall have the right (“Lessor’s 8th Floor Swing Space Reduction Option”) to require Lessee to vacate and surrender a portion of the 8th Floor Swing Space containing approximately 982 RSF (803 USF), as such area is marked in yellow on the diagram attached hereto as Exhibit “B” (the “Returnable Swing Space”), by written notice given to Lessee (“Lessor’s Vacation Notice”), in which event Lessee shall vacate and surrender the Returnable Swing Space to Lessor effective on a date designated by Lessor in Lessor’s Vacation Notice (the “Returnable Swing Space Surrender Date”), provided that: (i) the Returnable Swing Space Surrender Date shall not be prior to December 31, 2016, and (ii) Lessor’s Vacation Notice must be given to Lessee at least one hundred twenty (120) days prior to Lessor’s designated Returnable Swing Space Surrender Date. The Returnable Swing Space must be returned to Lessor in a similar condition to that upon delivery, broom clean, normal wear and tear and condemnation and casualty damage not caused by Lessee excepted, and free of Lessee’s personal property, furniture, cables, fixtures, and equipment. If Lessor exercises the foregoing option, Lessee shall remain liable for all Base Monthly Rent and other sums due under the Lease with respect to the Returnable Swing Space up to and including the Returnable Swing Space Surrender Date even though billings for such may occur subsequent to the Returnable Swing Space Surrender Date.

d.    Lessee’s Vacation of 38th Floor Swing Space. Lessee may vacate and surrender the 38th Floor Swing Space to Lessor at any time following the Effective Date of this Amendment, on at least ten (10) business days’ prior written notice to Lessor, but in any event on or before the earlier to occur of (i) December 31, 2016, or (ii) the date of substantial completion, which shall include installation of all of Lessee’s furniture, fixtures, equipment and voice and data cabling, of Lessee’s desired Expansion Space Improvements to the 13th Floor Expansion Space, in a similar condition to that upon delivery, broom clean, normal wear and tear and condemnation and casualty damage not caused by Lessee excepted, and free of Lessee’s personal property, furniture, cables, fixtures, and equipment.

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Twenty-Third Amendment to Lease

EXHIBIT 10.1

9.    Additional Lessor Improvements on the 11th and 13th Floors. In addition to the Lessor Improvements described in Section 6.a. of the Twenty-First Amendment to the 14th, 17th, 18th, 19th, 20th, and 21st Floors of the Building, Lessor shall (a) at its sole cost, provide updated finishes in the restrooms located on the 11th and 13th Floors of the Building in conjunction with the general Building-wide update program, at a level consistent with those finishes described in Exhibit “B” attached to the Twenty-First Amendment, all work to be performed in a professional, workmanlike manner and in compliance with all applicable codes, laws and regulations; (b) at its sole cost, replace lights in the office areas of the 11th Floor Expansion Space and the 13th Floor Expansion Space with new Building standard lights consistent with Lessee’s finish levels described in said Exhibit “B”; and (c) provide an allowance to Lessee in the amount of $40,000 for each of the 11th and 13th Floors of the Building to be used by Lessee for upgrades to the elevator lobbies and corridors on such floors to be performed by Lessor.

10.    Confirmation of Remaining Tenant Improvement Allowance Amount. The parties hereby confirm and agree that, as of February 1, 2016, the remaining amount of the “Tenant Improvement Allowance” described in Section 2 of the Twenty-Second Amendment is $30,332.58.

11.    Parking. Effective (i) on and after the 13th Floor Expansion Space Commencement Date, Lessee shall have the right to lease an additional fourteen (14) parking permits for unreserved spaces in the Union Square Garage; and (ii) on and after the 11th Floor Expansion Space Commencement Date, Lessee shall have the right to lease an additional seven (7) parking permits for unreserved spaces in the Union Square Garage. Therefore, following occurrence of the 13th Floor Expansion Space Commencement Date and the 11th Floor Expansion Space Commencement Date, the first sentence of Section 30 of the Lease, as most recently revised in the Twenty-First Amendment, shall be revised to read as follows: “Lessor shall provide Lessee with the right to lease (i) thirty-three (33) monthly parking permits for spaces in the controlled access area (as currently designated) of the Union Square Garage, plus (ii) eighty (80) parking permits for additional unreserved spaces elsewhere in the Union Square Garage, for a total of one hundred thirteen (113) stalls.” The remainder of Section 30, as so revised, shall remain in full force and effect.

12.    Brokers. Except for Jones Lang Lasalle (“JLL”), which represented Lessee in connection with this Amendment, Lessee shall defend, indemnify, and hold Lessor harmless from all claims and liabilities or expenses arising from agreements or other arrangements made by or on behalf of Lessee with any brokers, finders or other persons. Lessor shall be obligated to pay a leasing commission to JLL in connection with this Amendment per a separate commission agreement between Lessor and JLL, but in any case if JLL is not paid such leasing commission by Lessor within thirty (30) days of invoice, Lessee shall have the option of paying the agreed-leasing commission to JLL and offsetting the amount so paid against Rent otherwise due from Lessee under the Lease.
13.    Full Force and Effect. Except as modified herein, the Lease remains unmodified and in full force and effect.

14.    Counterparts. This Amendment may be executed in counterparts, each of which, when combined, shall constitute one single, binding agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[SIGNATURES ON NEXT PAGE]

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease

EXHIBIT 10.1

DATED as of the Date of this Amendment first above set forth.

Lessee: HOMESTREET BANK, a Washington state chartered savings bank By Title: Date:
Lessor:

UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company

By: Washington Real Estate Holdings, LLC, a Washington limited liability company, its Manager

   By
           Mark Barbieri - Executive Vice President

Date:

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Twenty-Third Amendment to Lease

EXHIBIT 10.1

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that Mark Barbieri is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Executive Vice President of Washington Real Estate Holdings, LLC, a Washington limited liability company, the Manager of UNION SQUARE LIMITED LIABILITY COMPANY, a Washington limited liability company, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2016.

(Affix seal or stamp below)

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

STATE OF WASHINGTON COUNTY OF KING	ss.

I certify that I know or have satisfactory evidence that ___________________________ is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the ___________________of HOMESTREET BANK, a Washington state chartered savings bank, to be the free and voluntary act of such entity for the uses and purposes mentioned in the instrument.

Dated this ____ day of ____________________ 2016.

(Affix seal or stamp below)

(Signature of Notary)

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Twenty-Third Amendment to Lease

EXHIBIT 10.1

(Legibly Print or Stamp Name of Notary)
Notary public in and for the State of Washington,
residing at
My appointment expires

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease

EXHIBIT A

REVISED DIAGRAMS FOR THE LEASED PREMISES

Retail Level

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Twenty-Third Amendment to Lease
EXHIBIT A

EXHIBIT A

REVISED DIAGRAMS FOR THE LEASED PREMISES

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EXHIBIT A

EXHIBIT A

REVISED DIAGRAMS FOR THE LEASED PREMISES

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease
EXHIBIT A

EXHIBIT A

REVISED DIAGRAMS FOR THE LEASED PREMISES

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease
EXHIBIT A

EXHIBIT A

REVISED DIAGRAMS FOR THE LEASED PREMISES

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease
EXHIBIT A

EXHIBIT A

REVISED DIAGRAMS FOR THE LEASED PREMISES

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease
EXHIBIT A

EXHIBIT A

REVISED DIAGRAMS FOR THE LEASED PREMISES

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease
EXHIBIT A

EXHIBIT A

REVISED DIAGRAMS FOR THE LEASED PREMISES

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease
EXHIBIT A

EXHIBIT A

REVISED DIAGRAMS FOR THE LEASED PREMISES

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease
EXHIBIT A

EXHIBIT A

REVISED DIAGRAMS FOR THE LEASED PREMISES

4
5
6
7
8
9
10
11
12
13
14
15
16
4
16
3
17
2
18
1
19
37
20
36
21
35
22
34
23
33
23
33
32
31
30
29
28
27
26
25
24
Two Union Square
Floor 22

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease
EXHIBIT A

EXHIBIT B

8TH FLOOR RETURNABLE SWING SPACE DIAGRAM

ATTORNEY OFFICE #7
ATTORNEY OFFICE #8
ATTORNEY OFFICE #9
ATTORNEY OFFICE #10
ATTORNEY OFFICE #11
ATTORNEY OFFICE #12
74' DEAD END (75' MAX LIMIT)
ENTRY
ATTORNEY OFFICE #15
ATTORNEY OFFICE #14
ATTORNEY OFFICE #13
PARALEGAL
RELOCATED UPPER
PARTIAL HT WALL
NEW OFFICE
NEW OFFICE
NEW OFFICE
NEW OFFICE
8'-0"
9'-0"
12'-0"
12'-3"
FE
UP
DN
UP
DN

HomeStreet Bank / USLLC
Twenty-Third Amendment to Lease
EXHIBIT B